UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2011

CHOICE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	27-2416885
State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number

2450 Witzel Avenue
Oshkosh, Wisconsin	54904
Address of principal executive offices	Zip Code

(920) 230-1300
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Choice Bancorp, Inc. (the “Company”) has issued an announcement (the “Announcement”) in which the Company provided preliminary operating results for the quarter ended June 30, 2011.  A copy of the Announcement, which was posted on the website of the Company’s wholly-owned subsidiary, Choice Bank (http://www.choicebank.com), on July 26, 2011, is attached to this Report as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit 99.1

Choice Bancorp, Inc. announcement issued on July 26,
2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE BANCORP, INC.

Dated:

July 28, 2011

By:  /s/ J. Scott Sitter

J. Scott Sitter, President and CEO

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